PRUDENTIAL MyRockSM ADVISOR VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated December 6, 2023
To Prospectus dated May 1, 2023

This Supplement should be read in conjunction with the current Prospectus (“Prospectus”) for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

This Supplement contains information about certain BlackRock Variable Series Funds, Inc. portfolios available under your Annuity.

In October 2023, you were notified that effective on or about December 11, 2023, the BlackRock Capital Appreciation V.I. Fund - Class I (the “Target Portfolio”) would be merged into the BlackRock Large Cap Focus Growth V.I. Fund - Class I (the “Acquiring Portfolio). In addition, upon the closing of the merger, the Acquiring Portfolio was to change its name to BlackRock Large Cap Growth Equity V.I. Fund.

The above referenced Fund merger and name change are being postponed by BlackRock Variable Series Funds, Inc. You will be notified in advance of the new effective date of the merger and name change when a new date has been determined.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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